SECURITIES AND EXCHANGE COMMISSION

                Washington, D.C.  20549

                       FORM 8-K

                    CURRENT REPORT



   Pursuant to Section 13 or 15(d) of the Securities
                 Exchange Act of 1934

Date of Report (Date of earliest event reported):  May
                       22, 1998



                  SHOPKO STORES, INC.
(Exact name of registrant as specified in its charter)


     Wisconsin              1-10876               41-0985054
  (State or other         (Commission           (IRS Employer
  jurisdiction of         File Number)          Identification
   incorporation)                                    No.)


                 700 Pilgrim Way
          Green Bay, Wisconsin                 54304
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:
(920) 497-2211

This Current Report on Form 8-K is also filed for the purpose of amending the description of the registrant's
Common Stock, par value $.01 per share, and the registrant's Series B Preferred Share Purchase Rights.

Item 5.  Other Events.

     On May 22, 1998 (the "Effective Time"), in order to effect a change in its state of incorporation from Minnesota to Wisconsin (the "Reincorporation"), ShopKo
Stores, Inc., a Minnesota corporation ("Old ShopKo"), was merged with and into New ShopKo, Inc., a Wisconsin corporation (the "Registrant"). At the Effective Time, the Registrant changed its name to "ShopKo Stores, Inc." Prior to the Effective Time, the Registrant had been a wholly-owned subsidiary of Old ShopKo organized for the purpose of effecting the Reincorporation. At the Effective Time, the Registrant became the surviving entity of the merger effected to complete the Reincorporation. The merged entity is governed by the Wisconsin Business Corporation Law ("WBCL") and the
Articles of Incorporation and By-laws of the Registrant.

     The Reincorporation (as more fully described in Old ShopKo's definitive proxy statement dated April 10,
1998) was consummated pursuant to an Agreement and Plan of Merger dated as of March 31, 1998 (the "Merger
Agreement"), by and between Old ShopKo and the Registrant, and was approved by the shareholders of Old
ShopKo at its 1998 Annual Meeting of Shareholders held on May 13, 1998.

     At the Effective Time, the directors and executive officers of Old ShopKo became the directors and executive officers of the Registrant. The Registrant's business, mailing address, principal executive offices and telephone number are the same as those of Old
ShopKo.

     Upon the Effective Time, each issued and outstanding share of Old ShopKo common stock, par value
$.01 per share (the "Old ShopKo Common Stock"), was automatically converted into one share of Registrant common stock, par value $.01 per share (the "Registrant
Common Stock"). Outstanding options to purchase shares of Old ShopKo Common Stock were automatically converted into options to purchase the same number of shares of Registrant Common Stock. Each employee stock plan and any other employee benefit plan to which Old ShopKo was a party, were assumed by the Registrant and, to the extent any such plans provided for the issuance or purchase of Old ShopKo Common Stock, such plans now provide for the issuance or purchase of shares of Registrant Common Stock. Each Right to purchase Old
ShopKo Series B Junior Participating Preferred Stock issued under the Rights Agreement with Norwest Bank
Minnesota, as agent, was automatically converted into a Right to purchase, upon the same terms and conditions, an identical number of shares of the Registrant's
Series B Junior Participating Preferred Stock ("Series
B Preferred Stock").

     It is not necessary for shareholders to exchange their existing Old ShopKo stock certificates for new stock certificates of the Registrant. Shares of Old
ShopKo Common Stock, traded under the symbol "SKO" on the New York Stock Exchange (the "Exchange") prior to the Reincorporation, continue to be traded on the Exchange under such symbol as Registrant Common Stock.
Delivery of existing Old ShopKo stock certificates will constitute "good delivery" of Registrant Common Stock.

     The foregoing description of the Reincorporation is not intended to be complete and is qualified in its entirety by the complete texts of the Merger Agreement, the Registrant's Articles of Incorporation and By-Laws, and the description of the Reincorporation on pages 16-
29 of Old ShopKo's definitive Proxy Statement dated
April 10, 1998, all of which are included as exhibits hereto and which are incorporated herein by reference.

     The Registrant's Common Stock and Series B
Preferred Share Purchase Rights are deemed registered under Section 12(b) of the Securities Exchange Act of
1934, as amended, pursuant to Rule 12g-3 thereunder.


Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

  Exhibit                        Description
  Number

    2.1      Agreement and Plan of Merger, dated as of March 31
             1998, by and between Old ShopKo the Registrant.

    3.1 Amended and Restated Articles of Incorporation of the Registrant, as filed with the Department of Financial Institutions of the State of Wisconsin on May 15, 1998.

    3.2      By-Laws of the Registrant.

    4.1 First Supplemental Indenture, dated as of May 22, 1998, between the Registrant and U.S. Bank Trust National Association (f/k/a First Trust National Association), as trustee, ("U.S. Bank Trust"), to the Indenture dated as of March 12, 1992, with respect to the Senior Notes due March 15, 2002.

    4.2 First Supplemental Indenture, dated as of May 22, 1998, between the Registrant and U.S. Bank Trust, to the Indenture dated as of March 12, 1992, with respect to the Senior Notes due March 15, 2022.

    4.3      First Supplemental Indenture, dated as of May 22,
             1998, between the Registrant and U.S. Bank Trust, to the Indenture dated as of July 15, 1993.

    4.4      Rights Agreement Amendment dated as of May 22,
             1998, by and between the Registrant and Norwest
             Bank Minnesota, National Association, as Rights
             Agent.

    4.5 Assumption Agreement dated as of May 22, 1998, by the Registrant for the benefit of the Agent and the Banks named in the Credit Agreement dated as of July 8, 1997.

   10.1      Form of Indemnification Agreement between the
             Registrant and each of its Directors.

   99.1      Pages 16-29 of the ShopKo Stores, Inc. definitive
             Proxy Statement dated April 10, 1998, in connection with the 1998 Annual Meeting of Shareholders.

                      SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 22, 1998            SHOPKO STORES, INC.



                                By: /s/ Richard D. Schepp
                                    -----------------------
                                    Richard D. Schepp
                                    Senior Vice President,
                                    General Counsel and
                                    Secretary

                     EXHIBIT INDEX


  Exhibit                        Description
  Number

    2.1 Agreement and Plan of Merger, dated as of March 31 1998, by and between Old ShopKo and the Registrant, incorporated by reference to the ShopKo Stores, Inc. definitive Proxy Statement dated April 10, 1998 filed in connection with the ShopKo Stores, Inc. 1998 Annual Meeting of Shareholders.

    3.1 Amended and Restated Articles of Incorporation of the Registrant, as filed with the Department of Financial Institutions of the State of Wisconsin on May 15, 1998.*

    3.2 By-Laws of the Registrant, incorporated by reference to the ShopKo Stores, Inc. definitive
             Proxy Statement dated April 10, 1998 filed in connection with the ShopKo Stores, Inc. 1998 Annual
             Meeting of Shareholders.

    4.1 First Supplemental Indenture, dated as of May 22, 1998, between the Registrant and U.S. Bank Trust National Association (f/k/a First Trust National Association), as trustee, ("U.S. Bank Trust"), to the Indenture dated as of March 12, 1992, with respect to the Senior Notes due March 15, 2002.*

    4.2 First Supplemental Indenture, dated as of May 22, 1998, between the Registrant and U.S. Bank Trust, to the Indenture dated as of March 12, 1992, with respect to the Senior Notes due March 15, 2022.*

    4.3      First Supplemental Indenture, dated as of May 22,
             1998, between the Registrant and U.S. Bank Trust, to the Indenture dated as of July 15, 1993.*

    4.4      Rights Agreement Amendment dated as of May 22,
             1998, by and between the Registrant and Norwest
             Bank Minnesota, National Association, as Rights
             Agent.*

    4.5 Assumption Agreement dated as of May 22, 1998, by the Registrant for the benefit of the Agent and the Banks named in the Credit Agreement dated as of July 8, 1997.*

   10.1      Form of Indemnification Agreement between the
             Registrant and each of its Directors.*

   99.1 Pages 16-29 of the ShopKo Stores, Inc. definitive Proxy Statement dated April 10, 1998, in connection with the ShopKo Stores, Inc. 1998 Annual Meeting of Shareholders, incorporated by reference to such pages of such definitive Proxy Statement.
_________________________
*  Filed herewith.